UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2018

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2018, Toyota Motor Credit Corporation, a California corporation (“TMCC”), as borrower, entered into a revolving credit agreement (the “Intercompany Credit Agreement”) with Toyota Motor Sales, U.S.A, Inc., a California corporation (“TMS”), as lender, providing for a revolving credit facility with aggregate lending commitments of up to $5,000,000,000. Commitments under the Intercompany Credit Agreement will be available until the period ending December 17, 2021. The Intercompany Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

TMCC is wholly-owned by Toyota Financial Services International Corporation, a California corporation, which is a wholly-owned subsidiary of Toyota Financial Services Corporation (“TFSC”), a Japanese corporation. TFSC, in turn, is a wholly-owned subsidiary of Toyota Motor Corporation (“TMC”), a Japanese corporation. TMS is wholly-owned by Toyota Motor North America, Inc., a California corporation, which is a wholly-owned subsidiary of TMC.

The foregoing description of the Intercompany Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Toyota Motor Credit Corporation has prepared materials for investors and other business information. The materials are furnished (not filed) as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Revolving Credit Agreement, dated as of December 17, 2018, between Toyota Motor Credit Corporation and Toyota Motor Sales, U.S.A., Inc.
99.1	Investor presentation of Toyota Motor Credit Corporation (furnished pursuant to Regulation FD)
99.2	Toyota Business Highlights (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: December 19, 2018	By:	/s/ Katherine Adkins
Katherine Adkins
Group Vice President, General Counsel and Secretary